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                                                                       Exhibit 1


                         FORM OF UNDERWRITING AGREEMENT


                                 $[   ],000,000


                               Capital Securities


                           WACHOVIA CAPITAL TRUST [ ]
                               (a Delaware Trust)


                             UNDERWRITING AGREEMENT


                                                          [              ], 1998




Ladies and Gentlemen:

         Wachovia Capital Trust [ ] (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. Section 3801 et seq.), and Wachovia Corporation, a North Carolina corporation (the "Company" and, together with the Trust, the "Offerors"), confirm their agreement (the
"Agreement") with [           ] and each of the other Underwriters named in
Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10
hereof), for whom [           ] are acting as representatives (in such capacity,
the "Representatives"), with respect to the sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of [ ]% Capital Securities (liquidation amount of $1,000 per capital security) of the Trust (the "Initial Capital Securities") set forth in said Schedule A. The Company also grants to the Underwriters, severally and not jointly, the
option described in Section 2(c) (the "Option") to purchase up to [   ]
additional [ ]% Capital Securities (liquidation amount of $1,000 per capital security) of the Trust (the "Option Capital Securities" and together with the Initial Capital Securities the "Capital Securities") solely to cover over-allotments. The Capital Securities will

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be guaranteed on a subordinated basis by the Company, to the extent set forth in the Prospectus (as defined herein), with respect to distributions and payments upon liquidation, redemption and otherwise (the "Capital Securities Guarantee")
pursuant to the Capital Securities Guarantee Agreement, dated as of [         ],
1998, and as may be amended, if necessary, in connection with an exercise of the Option (the "Capital Securities Guarantee Agreement"), between the Company and The First National Bank of Chicago, as trustee (the "Guarantee Trustee"). The Capital Securities and the related Capital Securities Guarantees are referred to herein as the "Securities."

         The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. [ ]) and a related preliminary prospectus for the registration under the Securities Act of 1933, as amended (the "1933 Act") of (i) the Capital Securities, (ii) the Capital Securities Guarantee, and (iii) the Junior Subordinated Debentures (as defined below) to be issued and sold to the Trust by the Company, have filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended) and the prospectus constituting a part thereof (including, in each case, all documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise, are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively, except that, if any revised prospectus shall be provided to the Underwriters by the Offerors for use in connection with the offering of the Capital Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective (whether or not such revised prospectus is required to be filed by the Offerors pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. All references in this Agreement to financial statements and schedules and other information that is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act that is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

         The Offerors understand that the Underwriters propose to make a public offering of the Capital Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered and the Declaration (as defined herein), the Indenture (as defined herein) and the Capital Securities Guarantee have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). The entire proceeds to the Trust from the sale of the Capital Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), as guaranteed on a subordinated basis by the Company, to the extent set forth in the Prospectus, with respect to distributions and payments


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upon liquidation and redemption thereof (the "Common Securities Guarantee" and together with the Capital Securities Guarantee, the "Guarantees") pursuant to
the Common Securities Guarantee Agreement, dated as of [      ], 1998, as
amended, if necessary, in connection with an exercise of the Option (the "Common Securities Guarantee Agreement" and, together with the Capital Securities Guarantee Agreement, the "Guarantee Agreements"), between the Company and the Guarantee Trustee, as Trustee, and will be used by the Trust to purchase the
$[       ] aggregate principal amount of [   ]% Junior Subordinated Deferrable
Interest Debentures due [        ] (the "Junior Subordinated Debentures") issued
by the Company (and such additional aggregate principal amount of Junior Subordinated Debentures as may be necessary if the Option is exercised), under the Indenture (as defined herein). The Capital Securities and the Common Securities will be issued pursuant to the amended and restated declaration of
trust of the Trust, dated as of [      ], 1998 (the "Declaration") (as may be
further amended, if necessary, subject to the exercise of the Option), among the Company, as Sponsor, Robert S. McCoy Jr., John J. Milani and Alice Washington Grogan, as trustees (the "Administrative Trustees"), and The First National Bank of Chicago, as property trustee (the "Property Trustee" and, together with the Administrative Trustees, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Junior Subordinated Debentures will be issued pursuant to an indenture, dated as of January 31, 1997 (the "Base Indenture"), between the Company and The First National Bank of Chicago, as trustee (the "Debenture Trustee"), and a supplement
to the Base Indenture, dated as of [      ], 1998 (the "Supplemental Indenture,"
and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Debenture Trustee.

         Section 1. Representations and Warranties. (a) The Offerors jointly and severally represent and warrant to each Underwriter as of the date hereof and as of the Closing Time (as hereinafter defined) and as of the Option Closing Time (as hereinafter defined), if any, as follows:

                  (i) At the time the Registration Statement became effective and as of the date hereof, the Registration Statement complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, dated the date hereof (unless the term "Prospectus" refers to a prospectus that has been provided to the Underwriters by the Trust for use in connection with the offering of the Securities and that differs from the Prospectus on file at the Commission at the time the Registration Statement became effective, in which case, at the time it is first provided to the Underwriters for such use) and at Closing Time or Option Closing Time referred to in Section 2 hereof, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, the Offerors make no representations or warranties as to (A) that part of the Registration Statement which constitutes the Statements of Eligibility and Qualification (Forms T-1) under the 1939 Act of the Debenture Trustee, the Property Trustee or the Guarantee Trustee or (B) the information contained in the statements set forth in the first paragraph on page S-2 of the Prospectus Supplement and under the headings


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         "Underwriting" in the Prospectus Supplement and "Plan of Distribution"
         in the Prospectus.

                  (ii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement or Prospectus, at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations").

                  (iii) To the best knowledge of the Offerors, Ernst & Young, LLP, the accountants who certified the financial statements and supporting schedules included in or incorporated by reference into the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (iv) The Trust has been duly created and is validly existing and in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Common
         Securities Subscription Agreement, dated as of [      ], 1998, between
         the Company and the Trust (the "Common Securities Subscription Agreement"), the Debenture Subscription Agreement, dated as of
         [      ], 1998, between the Company and the Trust (the "Debenture
         Subscription Agreement"), the Capital Securities, the Common Securities and the Declaration; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

                  (v) The Common Securities have been duly authorized by the Trust pursuant to the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and, subject to the terms of the Declaration, fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to all statements relating thereto contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights.

                  (vi) This Agreement has been duly authorized, executed and delivered by each of the Offerors.

                  (vii) Each of the Common Securities Subscription Agreement and the Debenture Subscription Agreement have been duly authorized by the Company and the Trust and will have been duly executed and delivered by the Company and the Trustees, and will constitute a valid and binding obligation of the Company and the Trust, enforceable against the Company and the Trust in accordance with its terms, except to the extent that enforcement thereof may be limited by the receivership, conservatorship and supervisory powers of bank regulatory agencies generally as well as to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors, rights


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         generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) and the availability of equitable remedies (collectively, the "Enforceability Exceptions").

                  (viii) The Declaration has been duly authorized by the Company, as Sponsor, and will have been duly executed and delivered by the Company and the Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee, the Declaration is and will be a valid and binding obligation of the Company, the Trust and the Administrative Trustees, enforceable against the Company and the Administrative Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions and will conform to all statements relating thereto in the Prospectus; and the Declaration has been duly qualified under the 1939 Act.

                  (ix) Each of the Guarantee Agreements has been duly authorized by the Company and, when validly executed and delivered by the Company, and, in the case of the Capital Securities Guarantee Agreement, assuming due authorization, execution and delivery of the Capital Securities Guarantee by the Guarantee Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, and each of the Guarantees and the Guarantee Agreements will conform to all statements relating thereto contained in the Prospectus; and the Capital Securities Guarantee Agreement has been duly qualified under the 1939 Act.

                  (x) The Capital Securities have been duly authorized by the Trust pursuant to the Declaration and, when issued and delivered pursuant to this Agreement against payment of the consideration therefor set forth in Schedule B hereto, will be validly issued and, subject to the terms of the Declaration, fully paid and non-assessable undivided beneficial interests in the Trust, will be entitled to the benefits of the Declaration and will conform to all statements relating thereto contained in the Prospectus; the issuance of the Capital Securities is not subject to preemptive or other similar rights; and, subject to the terms of the Declaration, holders of Capital Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

                  (xi) Each of the Administrative Trustees of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration; the Declaration has been duly executed and delivered by the Administrative Trustees and is a valid and binding obligation of each Administrative Trustee, enforceable against such Administrative Trustee in accordance with its terms except to the extent that enforcement thereof may be limited by the Enforceability Exceptions.

                  (xii) None of the Offerors is, and upon the issuance and sale of the Capital Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus none will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act).


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                  (xiii) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale of the Common Securities or the offering of the Capital Securities, the Junior Subordinated Debentures or the Guarantees hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and the qualification of the Declaration, the Capital Securities Guarantee Agreement and the Indenture under the 1939 Act.

                  (b) The Company represents and warrants to each Underwriter as of the date hereof and as of the Closing Time (as hereinafter defined) and as of the Option Closing Time (as hereinafter defined), if any, as follows:

                  (i) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Trust or the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business.

                  (ii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of North Carolina with corporate power to own, lease and operate its properties and to conduct its business as described in the Prospectus, to enter into and perform its obligations under this Agreement, the Common Securities Subscription Agreement, the Debenture Subscription Agreement, the Declaration, as Sponsor, the Indenture and each of the Guarantees and to purchase, own, and hold the Common Securities issued by the Trust; the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or the conduct of its business requires such qualification, except for any failures to be so qualified or in good standing which, taken as a whole, are not material to the Company and its subsidiaries, considered as one enterprise.

                  (iii) Wachovia Bank, National Association (or the successor to such entity) (the "Significant Subsidiary") is a duly organized and validly existing national banking associations under the laws of the United States, continues to hold a valid certificate to do business as such and has full power and authority to conduct its business as such; the Significant Subsidiary has the authority under its jurisdiction of organization to own, lease and operate its properties and to conduct its business and is duly authorized to transact business and is in good standing in each jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or to be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

                  (iv) The Indenture has been duly authorized by the Company and, when validly executed and delivered by the Company, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Enforceability


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         Exceptions; the Indenture will conform to all statements relating thereto contained in the Prospectus; and the Indenture has been duly qualified under the 1939 Act.

                  (v) The Junior Subordinated Debentures have been duly authorized by the Company and have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, will be in the form contemplated by, and subject to the Enforceability Exceptions entitled to the benefits of, the Indenture and will conform to all statements relating thereto in the Prospectus.

                  (vi) The Company's obligations under the Guarantees are subordinate and junior in right of payment to the prior payment in full of all Allocable Amounts (as defined in the Indenture) with respect to "Senior Indebtedness" (as defined in the Indenture) of the Company.

                  (vii) The Junior Subordinated Debentures are subordinated and junior in right of payment to the prior payment in full of all Allocable Amounts (as defined in the Indenture) with respect to "Senior Indebtedness" (as defined in the Indenture) of the Company.

                  (viii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Significant Subsidiary pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or the Significant Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or the Significant Subsidiary is subject (except for conflicts, breaches and defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole or materially adverse to the transactions contemplated by this Agreement), nor will such action result in any material violation of the provisions of the articles of incorporation or by-laws of the Company, or any applicable law, administrative regulation or administrative or court decree.

                  (c) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                  (d) The Trust represents and warrants to each Underwriter as of the date hereof and as of the Closing Time (as hereinafter defined) and as of the Option Closing Time (as hereinafter defined), if any, as follows:

                  (i) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there


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         has been no material adverse change in the a condition, financial or otherwise, or in the earnings or business affairs of the Trust, whether or not arising in the ordinary course of business, and (B) there have been no transactions entered into by the Trust, other than in the ordinary course of business, which are material with respect to the Trust.

                  (ii) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the best knowledge of the Trust, threatened, against or affecting the Trust that is required to be disclosed in the Prospectus, other than actions, suits or proceedings which are not reasonably expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, or in the earnings or business affairs of the Trust, whether or not arising in the ordinary course of business; and there are no transactions, contracts or documents of the Trust that are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations that have not been so filed.

                  (iii) The Trust possesses adequate certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies to conduct the business now operated by it, and the Trust has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding would materially and adversely affect the condition, financial or otherwise, or in the earnings or business affairs of the Trust.

                  (iv) The execution, delivery and performance of this Agreement, the Common Securities Subscription Agreement, the Debenture Subscription Agreement, the Declaration, the Guarantee Agreements and the Guarantees, the issuance and sale of the Capital Securities and the Common Securities, and the consummation of the transactions contemplated herein and therein and compliance by the Trust with its obligations hereunder and thereunder have been duly authorized by all necessary action (corporate or otherwise) on the part of the Trust and do not and will not result in any violation of the Declaration or Certificate of Trust and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust under
         (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Trust is a party or by which it may be bound or to which any of its properties may be subject or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust, or any of its properties (except for conflicts, breaches, violations or defaults which would not, individually or in the aggregate, be materially adverse to the Trust, or materially adverse to the transactions contemplated by this Agreement).

                  (e) Each certificate signed by any Trustee of the Trust and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Trust to each Underwriter as to the matters covered thereby.


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         Section 2. Sale and Delivery to Underwriters; Closing.

                  (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the price per security set forth in the Schedule B, the number of Initial Capital Securities set forth in Schedule A opposite the name of such Underwriter (except as otherwise provided in Schedule B), plus any additional number of Initial Capital Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

         The purchase price per security to be paid by the several Underwriters for the Initial Capital Securities shall be an amount equal to the initial public offering price. The initial public offering price per Capital Security shall be a fixed price to be determined by agreement between the Representatives and the Offerors. The initial public offering price and the purchase price are be set forth in Schedule B. As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Initial Capital Securities will be used to purchase the Junior Subordinated Debentures of the Company, the Company hereby agrees to pay at Closing Time to the Representatives, for the accounts of the several Underwriters, a commission per Initial Capital Security determined by agreement between the Representatives and the Company for the Initial Capital Securities to be delivered by the Trust hereunder at Closing Time. The commission is set forth in Schedule B.

                  (b) Payment of the purchase price, and delivery of certificates, for the Initial Capital Securities shall be made at the office of Brown & Wood LLP, or at such other place as shall be agreed upon by the Representatives, the Company and the Trust, at 10:00 A.M. New York time on the [third] business day (unless postponed in accordance with the provisions of Section 10) after the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by Representatives, the Trust and the Company (such time and date of payment and delivery being herein called "Closing Time"). Payment shall be made to the Trust by wire transfer or certified or official bank check or similar same day funds payable to the order of the Trust to an account designated by the Trust, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Initial Capital Securities to be purchased by them. Unless otherwise agreed, certificates for the Initial Capital Securities shall be in the form set forth in the Declaration, and such certificates shall be deposited with a custodian (the "Custodian") for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC.

         At the Closing Time, the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under Section 2 hereof by wire transfer or certified or official bank check or checks payable to the Representatives in same day funds.

                  (c) In addition, on the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Trust grants an option to the Underwriters, severally and not
jointly, to purchase up to an additional [    ] Option Capital Securities at the
same price per security determined as provided above for the Initial Capital Securities plus any accrued distributions thereon. The option hereby granted will expire 30 days after the date hereof, and may be exercised, in whole or in part, only for the purpose of covering


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

over-allotments upon written notice by the Representatives to the Trust and the Company setting forth the number of Option Capital Securities as to which the several Underwriters are exercising the option, the time and date of payment and delivery thereof. Such times and dates of delivery (each, on "Option Closing Time") shall be determined by the Representatives but shall not be later than [three] full business days after the exercise of such option and not in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Capital Securities, the Option Capital Securities as to which the option is exercised shall be purchased by the Underwriters severally and not jointly, in proportion to, as nearly as practicable, their respective Initial Capital Securities underwriting obligations as set forth on Schedule A. The Company hereby agrees to pay at the Option Closing Time to the Representatives, for the accounts of the several Underwriters, a commission per Option Capital Security equal to the commission set forth on Schedule B.

         In addition, in the event that any or all of the Option Capital Securities are purchased by the Underwriters, delivery and payment for the Option Capital Securities shall be made at the offices of Brown & Wood LLP, or at such other place as the Trust, the Company and the Representatives shall determine, on each Option Closing Time as specified in the notice from the Representatives to the Company. Delivery of the Option Capital Securities shall be made to the Representatives against payment by the Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company in the manner set forth in Section 2(b) above. Unless otherwise agreed, certificates for the Option Capital Securities shall be in the form set forth in the Declaration, and such certificates shall be deposited with the Custodian for DTC and registered in the name of Cede & Co., as nominee for DTC.

         Section 3. Covenants of the Offerors. Each of the Offerors jointly and severally covenants with each Underwriter as follows:

                  (a) The Offerors will notify the Representatives promptly, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment),
(ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Offerors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (b) The Offerors will give the Representatives notice of their intention to file or prepare (i) any amendment to the Registration Statement (including any post-effective amendment), (ii) any amendment or supplement to the Prospectus (including any revised prospectus which the Offerors propose for use by the Underwriters in connection with the offering of the Capital Securities which differs from the prospectus on file at the Commission at the time the Registration Statement became effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), or (iii) any document that would as a result thereof be incorporated by reference in the Prospectus whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such amendment, supplement or other document within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment, supplement or other document or use any such prospectus to which the Representatives or counsel for the Underwriters shall reasonably object. Subject to the foregoing, the Offerors will file the Prospectus pursuant to Rule 424(b) and Rule 430A under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement.

                  (c) The Offerors will deliver to the Representatives as many signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as the Representatives may reasonably request and will also deliver to the Representatives a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters.

                  (d) The Offerors will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the respective applicable rules and regulations of the Commission thereunder.

                  (e) If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Capital Securities, any event shall occur as a result of which the Prospectus as then amended or supplemented will include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading or if it shall be necessary to amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Offerors will, subject to paragraph (b) above, promptly prepare and file with the Commission such amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and the Offerors will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

                  (f) The Offerors will endeavor, in cooperation with the Underwriters, to qualify the Capital Securities (and the Capital Securities Guarantee) and the Junior Subordinated Debentures for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Representatives may designate; provided, however, that none of the Offerors shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.

                  (g) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (which need not be audited) of the Company and its subsidiaries, covering an applicable period beginning not later than the first day of the Company's fiscal quarter next following the "Effective Date" (as defined in Rule 158(c) under the Act) of the Registration Statement, which will satisfy the provisions of Section 11(a) of the 1933 Act.

                  (h) During a period of 30 days from the date hereof, neither the Trust nor the Company will, without the Representatives' prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Capital Securities, any security convertible into or exchangeable into or exercisable for Capital Securities or the Junior Subordinated Debentures or any junior subordinated debt securities substantially similar to the Junior Subordinated Debentures or equity securities substantially similar to the Capital Securities (except for the Junior Subordinated Debentures and the Capital Securities issued pursuant to this Agreement), and except for any capital securities with a liquidation amount of greater than $1,000 which are non-callable for at least 10 years (except for any call provisions relating to unanticipated tax or accounting consequences to the Sponsor, the Trust or holders of such capital securities or status of the Trust under the 1940 Act) and any junior subordinated debt securities issued in connection therewith.

         Section 4. Payment of Expenses. The Company will pay all expenses incident to the performance of each Offerors' obligations under this Agreement, and will pay: (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Capital Securities, (iii) the fees and disbursements of the Company's and the Trust's counsel and accountants, (iv) the qualification of the Capital Securities, the Capital Securities Guarantee and the Junior Subordinated Debentures under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the fees and disbursements of Brown & Wood LLP, counsel for the Underwriters, in connection therewith and in connection with the preparation of any blue sky survey, (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto,
(vi) the printing and delivery to the Underwriters of copies of any blue sky survey, (vii) the fee of the National Association of Securities Dealers, Inc., if applicable, (viii) the fees and expenses of the Debenture Trustee, including the fees and disbursements of counsel for the Debenture Trustee in connection with the Indenture and the Junior Subordinated Debentures, (ix) the fees and expenses of the Property Trustee, and the Guarantee Trustee, including the fees and disbursements of counsel for the Property Trustee in connection with the Declaration and the Certificate of Trust; (x) any fees payable in connection with the rating of the Capital Securities and Junior Subordinated Debentures;
(xi) the cost and charges of any transfer agent or registrar and (xii) the cost of qualifying the Capital Securities with DTC.

         If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9 hereof, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of Brown & Wood LLP, counsel for the Underwriters.

         Section 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Offerors herein contained or in certificates of officers of the Company, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

                  (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the Representatives, at a later time and date, not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time and date as may be approved by the Representatives; and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the 1933 Regulations and in accordance with Section 3(b) and prior to Closing Time the Offerors shall have provided evidence satisfactory to the Representatives of such timely filing.

                  (b) At Closing Time the Representatives shall have received:

                  (1) The favorable opinion, dated as of the Closing Time, of Kenneth W. McAllister, General Counsel to the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                  (i) The Company is a duly organized and validly existing corporation in good standing under the laws of the State of North Carolina, has the corporate power and authority to own its properties, conduct its business as described in the Prospectus and perform its obligations under this Agreement, and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; the Significant Subsidiary is a national banking associations formed under the laws of the United States and authorized thereunder to transact business.

                  (ii) The Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

                  (iii) The Company had at the date indicated (i) a duly authorized and outstanding capitalization as set forth in the Prospectus, (ii) all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and (iii) the stockholders of the Company have no preemptive rights.

                  (iv) The Significant Subsidiary (or the successor to such entity) is a duly organized and validly existing national banking association under the laws of the United States, continues to hold a valid certificate to do business as such and has full power and authority to conduct its business as such.

                  (v) The Significant Subsidiary (or the successor to such entity) has the authority under its jurisdiction of organization to own, lease and operate its properties and to conduct its business and is duly authorized to transact business and is in good standing in each jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or to be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise; and all of the outstanding shares of capital stock of the Significant Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, and all of such shares are owned by the Company, directly or through one or more subsidiaries, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and none of such shares was issued in violation of the preemptive rights of any stockholder of the Significant Subsidiary.

                  (vi) To the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or the Significant Subsidiary, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract, or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required.

                  (vii) The Registration Statement has become effective under the 1933 Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; the Registration Statement, the Prospectus and each amendment thereof or supplement thereto (other than the financial statements and other financial and statistical information contained therein or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations.

                  (viii) Each of the Declaration, the Underwriting Agreement, the Common Securities Subscription Agreement, the Indenture and the Debenture Subscription Agreement (referred to collectively herein as the "Operative Documents") has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by the Enforceability Exceptions, and the Declaration and Indenture have been duly qualified under the 1939 Act.

                  (ix) The Junior Subordinated Debentures have been duly authorized for issuance by the Company; and the Junior Subordinated Debentures, when executed, authenticated and delivered in the manner provided for in the Indenture and paid for in accordance with the Debenture Subscription Agreement will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by the Enforceability Exceptions.

                  (x) Each of the Capital Securities Guarantee and the Common Securities Guarantee has been duly authorized, executed and delivered by the Company and each of the Capital Securities Guarantee and the Common Securities Guarantee constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by the

         Enforceability Exceptions, and the Capital Securities Guarantee has been duly qualified under the 1939 Act.

                  (xi) The Initial Capital Securities conform in all material respects to the description thereof contained in the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same.

                  (xii) Each authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the 1933 Act, the 1939 Act, the 1940 Act, and the securities or blue sky laws of the various states), which is required for (A) the valid authorization, issuance, sale and delivery of the Subordinated Debentures, the Capital Securities Guarantee, and the Common Securities Guarantee or (B) the execution, delivery or performance of each of the Operative Documents, as applicable, by the Company has been received.

                  (xiii) The descriptions in the Prospectus of the statutes, regulations, legal or governmental proceedings, contracts and other documents therein described are accurate and fairly discuss in all material respects the information required to be shown.

                  (xiv) To the best knowledge of such counsel, no default exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Prospectus.

                  (xv) The statements in the Prospectus under the captions "Wachovia Capital Trust [ ]", "Description of Capital Securities", "Description of Guarantees", "Description of Junior Subordinated Debentures" and "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantees", to the extent that such statements constitute matters of law or legal conclusions, have been reviewed by such counsel, or attorneys in such counsel's office working under such counsel's direction, and are accurate and fairly present the information disclosed therein in all material respects.

                  (xvi) The execution and delivery of each of the Operative Documents, as applicable, by the Company, the issuance and delivery of the Initial Capital Securities, the Common Securities, the Junior Subordinated Debentures, the Capital Securities Guarantee and the Common Securities Guarantee and the consummation by the Company of the transactions contemplated in this Agreement and in the Prospectus and compliance by the Company with the terms of each of the Operative Documents, as applicable, do not and will not result in any violation of the charter or By-laws of the Company or the Significant Subsidiary, and do not and will not conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of, any lien, charge or encumbrance upon any property or assets of the Company or the Significant Subsidiary under,
         (A) any indenture, mortgage or loan agreement, or any other agreement or instrument known to such counsel, to which the Company or the Significant Subsidiary is a party or by which it may be bound or to which any of its properties may be subject, (B) any existing applicable law, rule or regulation (other than the securities or blue sky laws of the various states, as to which such counsel need express no opinion), (C) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Significant Subsidiary or any of its properties.

                  (xvii) The documents incorporated by reference in the Prospectus (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion, and except to the extent that any statement therein is modified or superseded in the Prospectus), as of the dates they were filed with the Commission and as of the date of this Agreement, appear on their face to have been appropriately responsive in all material respects to the requirements of the 1934 Act and the rules and regulations promulgated thereunder.

                  (xviii) Nothing has come to such counsel's attention which would lead such counsel to believe (A) that the Registration Statement (except for the financial statements and related schedules included therein or omitted therefrom, as to which such counsel need express no opinion), on the original effective date of the Registration Statement or on the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) that the Prospectus (except for the financial statements and related schedules included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Prospectus was issued or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (C) that the documents incorporated by reference in the Prospectus (except for the financial statements and related schedules included therein or omitted therefrom, as to which such counsel need express no opinion, and except to the extent that any statement therein is modified or superseded in the Prospectus), as of the dates they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (xix) Neither the Company nor the Trust is, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus neither will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of North Carolina or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters; and (B) as to matters of fact, to the extent deemed proper, on the representations and warranties of the Offerors contained herein or in the Declaration, the Indenture, the Guarantees, the Common Securities Subscription Agreement, the Debenture Subscription Agreement or on certificates of responsible officers of the Company and its subsidiaries and public officials.

                  (2) The favorable opinion, dated as of the Closing Time, of Richards, Layton & Finger, Special Delaware counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                  (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a business trust have been made; the Trust has all necessary power and authority to (A) own property and to conduct its business as described in the Registration Statement and the Prospectus, (B) execute, deliver and perform its obligations under the Operative Documents, (C) issue and perform its obligations under the Capital Securities and the Common Securities, and (D) purchase and hold the Junior Subordinated Debentures.

                  (ii) Each of the Operative Documents to which the Trust is a party has been duly authorized by the Trust.

                  (iii) Assuming due authorization, execution and delivery by the Company and the Trustees, the Declaration is a valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, except as enforcement thereof may be limited by the Enforceability Exceptions.

                  (iv) The Capital Securities have been duly authorized by the Declaration and are validly issued and, subject to the terms of the Declaration, when delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and non-assessable beneficial interests in the assets of the Trust and are entitled to the benefits of the Declaration; the holders of the Capital Securities will, subject to the terms of the Declaration, be entitled to the same limitation of personal liability under Delaware law as is extended to stockholders of private corporations for profit; and the issuance of the Capital Securities is not subject to preemptive or other similar rights.

                  (v) The execution, delivery and performance of this Agreement, the Declaration, the Capital Securities and the Common Securities; the consummation of the transactions contemplated herein and therein; and the compliance by the Trust with its obligations hereunder and thereunder do not and will not result in any violation of the Declaration, the Certificate of Trust or any applicable Delaware law or administrative regulation thereunder.

                  (vi) Except as previously made or obtained, as the case may be, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or agency is necessary or required in connection with the execution or delivery by the Trust of the Operative Documents, or the performance by the Trust of the transactions contemplated thereby.

                  (3) The favorable opinion, dated as of the Closing Time, of the Legal Department of The First National Bank of Chicago, as Property Trustee under the Declaration and Guarantee Trustee under the Capital Securities Guarantee Agreement, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                  (i) The First National Bank of Chicago is a national banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the United States of America with all necessary power and authority to execute and deliver, and carry out and perform its obligations under the terms of the Indenture, the Declaration, the Capital Securities Guarantee Agreement and the Common Securities Guarantee Agreement.

                  (ii) The execution, delivery and performance by the Debenture Trustee of the Indenture and the execution, delivery and performance by the Property Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the Guarantee Agreements have been duly authorized by all necessary corporate action on the part of the Debenture Trustee, the Property Trustee and the Guarantee Trustee, respectively. The Indenture, the Declaration and the Guarantee Agreements have been duly executed and delivered by the Debenture Trustee, the Property Trustee and the Guarantee Trustee, respectively, and constitute the legal, valid and binding obligations of the Debenture Trustee, the Property Trustee and the Guarantee Trustee, respectively, enforceable against the Debenture Trustee, the Property Trustee and the Guarantee Trustee, respectively, in accordance with their terms, except as enforcement thereof may be limited by the Enforceability Exceptions.

                  (iii) The execution, delivery and performance of the Indenture, the, Declaration and the Guarantee Agreements by the Debenture Trustee, Property Trustee and the Guarantee Trustee, respectively, does not conflict with or constitute a breach of the Articles of Association or Bylaws of the Debenture Trustee, Property Trustee and the Guarantee Trustee, respectively.

                  (iv) No consent, approval or authorization of, or registration with or notice to, any governmental authority or agency of the State of Illinois or the United States of America governing the banking or trust powers of The First National Bank of Chicago is required for the execution, delivery or performance by the Debenture Trustee, the Property Trustee and the Guarantee Trustee of the Indenture, the Declaration and the Guarantee Agreements, respectively.

                  (4) The favorable opinion, dated as of Closing Time, of Pepper, Hamilton & Scheetz, Special Delaware counsel to First Chicago Delaware Inc., as Delaware Trustee under the Declaration, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                  (i) First Chicago Delaware Inc. is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Declaration.

                  (ii) The execution, delivery and performance by First Chicago Delaware Inc. of the Declaration, has been duly authorized by all necessary corporate action on the part of First Chicago Delaware Inc., and the Declaration has been duly executed and delivered by First Chicago Delaware Inc. and constitutes the legal, valid and binding obligation of

         First Chicago Delaware Inc., enforceable against First Chicago Delaware Inc. in accordance with its terms, except as enforcement thereof may be limited by the Enforceability Exceptions.

                  (iii) The execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the Certificate of Incorporation or Bylaws of the Delaware Trustee.

                  (iv) No consent, approval or authorization of, or registration with or notice to, any governmental authority or agency of the State of Delaware or the United States of America governing the corporate powers of First Chicago Delaware Inc. is required for the execution, delivery or performance by the Delaware Trustee of the Declaration.

                  (5) The favorable opinion, dated as of Closing Time, of Brown & Wood LLP, counsel for the Underwriters, in form and substance satisfactory to the Underwriters with respect to the legal existence of the Company and the Trust, the Indenture, the Capital Securities Guarantee Agreement, this Agreement, the Registration Statement, the Prospectus and other related matters as the Representatives may require.

         In giving its opinion, Brown & Wood LLP may rely as to certain matters of North Carolina law upon the opinion of Kenneth W. McAllister, General Counsel to the Company, which shall be delivered in accordance with Section 5(b)(1) and as to certain matters of Delaware law upon the opinion of Richards, Layton & Finger, counsel for the Offerors, which shall be delivered in accordance with
Section 5(b)(2) hereto.

                  (6) The favorable opinion of Brown & Wood LLP, special tax counsel to the Company and the Trust, as to certain Federal tax matters set forth in the Prospectus Supplement under "Certain Federal Income Tax Considerations".

                  (7) At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Trust or the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of a Senior Vice President of the Company and of the chief financial or chief accounting officer of the Company and a certificate of the Trustee of the Trust, and dated as of Closing Time, to the effect that (i) there has been no such material adverse change,
(ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Trust and the Company have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

                  (8) At the Closing Time, Ernst & Young LLP shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to the Representatives), dated as of the Closing Time, in form and substance satisfactory to the

Representatives, confirming that the response, if any, to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

                  (i) They are independent accountants within the meaning of the 1933 Act and the 1934 Act and the 1933 Act Regulations and the 1934 Act Regulations.

                  (ii) In their opinion, the consolidated financial statements of the Company and its subsidiaries audited by them and included or incorporated by reference in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations with respect to registration statements on Form S-3 and the 1934 Act and the 1934 Act Regulations.

                  (iii) On the basis of procedures (but not an audit in accordance with generally accepted auditing standards) consisting of:

                           (a) Reading the minutes of the meetings of the
                  shareholders, the board of directors, executive committee and audit committee of the Company and the boards of directors and executive committees of its subsidiaries as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of such letter;

                           (b) Performing the procedures specified by the
                  American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited condensed consolidated interim financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and Prospectus and reading the unaudited interim financial data, if any, for the period from the date of the latest balance sheet included or incorporated by reference in the Registration Statement and Prospectus to the date of the latest available interim financial data; and

                           (c) Making inquiries of certain officials of the
                  Company who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below; nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

                                    (1) the unaudited condensed consolidated
                           interim financial statements, included or incorporated by reference in the Registration Statement and Prospectus, do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations thereunder;

                                    (2) any material modifications should be
                           made to the unaudited condensed consolidated interim financial statements, included or incorporated by reference in the Registration Statement and Prospectus, for them to be in conformity with generally accepted accounting principles;

                                    (3) (i) at the date of the latest available
                           interim financial data and at the specified date not more than five business days prior to the date of the delivery of such letter, there was any change in the capital stock or the long-term debt (other than scheduled repayments of such debt) or any decreases in shareholders' equity of the Company and the subsidiaries on a consolidated basis as compared with the amounts shown in the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus or (ii) for the period from the date of the latest available financial data to a specified date not more than five business days prior to the delivery of such letter, there was any change in the capital stock or the long-term debt (other than scheduled repayments of such debt) or any decreases in shareholders' equity of the Company and the subsidiaries on a consolidated basis, except in all instances for changes or decreases which the Registration Statement and Prospectus discloses have occurred or may occur, or Ernst & Young LLP shall state any specific changes or decreases.

                  (iv) The letter shall also state that Ernst & Young LLP has carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Prospectus and which are specified by the Representatives and agreed to by Ernst & Young LLP, and has found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

         In addition, at the time this Agreement is executed, Ernst & Young LLP shall have furnished to the Representatives a letter or letters, dated the date of this Agreement, in form and substance satisfactory to the Representatives, to the effect set forth in this subsection 8.

                  (9) At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Initial Capital Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors, in connection with the issuance and sale of the Initial Capital Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and Brown & Wood LLP, counsel for the Underwriters.

                  (10) At Closing Time, at least one "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act), has rated the Initial Capital Securities in one of its four highest rating categories and there shall not have occurred any decrease in the ratings of any of the securities of the Company or of the Initial Capital Securities by any nationally recognized statistical rating organization, and no such organization shall have publicly announced that it has under surveillance or review its rating of any of the Company's securities or any of the Initial Capital Securities.

         If any condition specified in this Section shall not have been fulfilled in all material respects when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Offerors, in writing or by telephone or telegraph confirmed in writing, at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and except that Sections 1, 7, and 8 shall survive any such termination and will remain in full force and effect.

         Section 6. Conditions to Purchase of Option Securities. In the event the Underwriters exercise the Option to purchase all or any portion of the Option Capital Securities and the Option Closing Time determined by the Representatives pursuant to Section 2 is later than the Closing Time, the obligations of the several Underwriters to purchase and pay for the Option Capital Securities that they shall have respectively agreed to purchase hereunder are subject to the accuracy of the representations and warranties of the Offerors contained herein, to the performance by the Offerors of their obligations hereunder and to the following additional conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and any required filing of the Prospectus pursuant to Rule 424(b) under the Act shall have been made within the proper time period.

                  (b) As of the Option Closing Time, the Representatives shall have received, each dated as of the Option Closing Time and relating to the Option Capital Securities:

                           (i)   the favorable opinions of Kenneth W.
                  McAllister, General Counsel to the Company, to the same effect as the opinions required by Section 5(b)(1);

                           (ii) the favorable opinion of Richards Layton & Finger, Special Delaware counsel to the Company, to the same effect as the opinion required by Section 5(b)(2);

                           (iii) the favorable opinion of the Legal Department of The First National Bank of Chicago, to the same effect as the opinion required by Section 5(b)(3);

                           (iv) the favorable opinion of Pepper, Hamilton & Scheetz, Special Delaware counsel to First Chicago Delaware Inc., to the same effect as the opinion required by Section 5(b)(4);

                           (iv) the favorable opinion of Brown & Wood LLP, counsel for the Underwriters, to the same effect as the opinion required by Section 5(b)(5);

         In giving its opinion, Brown & Wood LLP may rely as to certain matters of North Carolina law upon the opinion of Kenneth W. McAllister, General Counsel to the Company, which shall be delivered in accordance with Section 6(b)(i) and as to certain matters of Delaware law upon the opinion of Richards, Layton & Finger, counsel for the Offerors, which shall be delivered in accordance with
Section 6(b)(ii) hereto;

                           (v) the favorable opinion of Brown & Wood LLP, special tax counsel to the Company and the Trust, to the same effect as the opinion required by Section 5(b)(6);

                           (vi) a certificate, of a Senior Vice President of the Company and of the chief financial or chief accounting officer of the Company with respect to the matters set forth in Section 5(b)(7);

                           (vii) a letter from Ernst & Young LLP, in form and substance satisfactory to the Underwriters, substantially the same in scope and substance as the letter furnished to the Underwriters pursuant to Section 5(b)(8) except that the "specified date" in the letter furnished pursuant to this
                  Section 6(b)(vii) shall be a date not more than three days prior to the Option Closing Time; and

                           (viii) Subsequent to the respective dates as of which
                  information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (b)(vii) of this Section 6 or (ii) any change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise, the effect of which, in any case referred to in clause (i) or (ii) of this Section 6(b)(viii), is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement and the Prospectus;

                           (ix) At the Option Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Option Capital Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors in connection with the issuance and sale of the Option Capital Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and Brown & Wood LLP, counsel for the Underwriters; and

                           (x) At the Option Closing Time, at least one "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act), has rated the Capital Securities in one of its four highest rating categories and there shall not have occurred any decrease in the ratings of any of the securities of the Company or of the Capital Securities by any nationally recognized statistical rating organization, and no such organization shall have publicly announced that it has under surveillance or review its rating of any of the Company's securities or any of the Capital Securities.

         If any condition specified in this Section shall not have been fulfilled in all material respects when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Offerors, in writing or by telephone or telegraph confirmed in writing, at any time at or prior to Option Closing Time, and such termination shall be without liability of any party to any other party except as provided in
Section 4 hereof, and except that Sections 1, 7, and 8 shall survive any such termination and will remain in full force and effect.

         Section 7. Indemnification and Contribution

                  (a) The Offerors jointly and severally agree to indemnify and hold harmless each Underwriter and each of its partners, officers, directors, and employees and each person, if any, who controls any Underwriter within the meaning of the 1933 Act or the 1934 Act against any losses, claims, damages or liabilities, and any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Capital Securities), joint or several, which arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, or any amendment or supplement thereto, including information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable,
(B) the Prospectus and any amendment or supplement thereto, or (C) any application or other document, any amendment or supplement thereto, executed by the Offerors or based upon information furnished by or on behalf of the Offerors filed in any jurisdiction in order to qualify the Capital Securities under the securities or blue sky laws thereof (each, an "Application") or (ii) the omission or alleged omission to state in the Registration Statement, or any amendment or supplement thereto, the Prospectus or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse as incurred each Underwriter and each such controlling person for any legal and other expenses incurred in investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action; provided, however, that neither of the Offerors shall be liable to any Underwriter in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon, any untrue statement or alleged untrue statement made in the Prospectus, including any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Offerors by or on behalf of such Underwriter specifically for inclusion and actually included therein; and provided further that, as to any Prospectus that has been amended or supplemented as provided herein, this indemnity agreement shall not inure to the benefit of any Underwriter, on account of any loss, claim, damage, liability or action arising out of the sale of Capital Securities to any person by such Underwriter if (A) such Underwriter failed to send or give a copy of the final Prospectus as so amended or supplemented to that person at or prior to the confirmation of the sale of such Capital Securities to such person in any case where such delivery is required by the 1933 Act, and (B) the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in any preliminary Prospectus was corrected in an amendment or supplement thereto (but only if the sale to such person occurred after the Offerors provided such Underwriter and the Underwriter received copies of such amendment or supplement for distribution). This indemnity agreement will be in addition to any liability which the Offerors may otherwise have.

                  (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, the Trust, the Trustees and each of the Company's directors, each of its officers and each person, if any, who controls the Company or the Trust within the meaning of the 1933 Act or the 1934 Act, to the same extent as the foregoing indemnity from the Offerors to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Offerors by such Underwriter and specifically included in the Prospectus. This indemnity shall be in addition to any liability which such Underwriter may otherwise have. The Offerors acknowledge that the statements set forth in the first paragraph on page S-2 of the Prospectus Supplement and under the headings "Underwriting" in the Prospectus Supplement and "Plan of Distribution" in the Prospectus constitute the only information furnished in writing by the several Underwriters for inclusion in the Prospectus.

                  (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify such indemnifying party or parties of the commencement thereof; but the omission so to notify the indemnifying party or parties will not relieve it or them from any liability which it or they may have to any indemnified party otherwise than under subsection (a) or (b) of this Section 7 or to the extent that the indemnifying party was not adversely affected by such omission. In case any such action is brought against an indemnified party and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties against which a claim is to be made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the lead Underwriter in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action or actions), or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, which will not be unreasonably withheld, unless such indemnified party waived its rights under this Section 7 in writing in which case the indemnified party may effect such a settlement without such consent.

                  (d) The Company agrees to indemnify the Trust against all losses, claims, damages or liabilities due from the Trust under Section 7(a) hereof.

                  (e) If the indemnification provided for in the preceding paragraphs of this Section 7 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the Offerors or the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Offerors and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the total discounts and/or commissions received by the Underwriters bears to the sum of such discounts and/or commissions and the purchase price of the Capital Securities specified in Schedule B hereto and the Offerors are responsible for the balance; provided, however, that (y) in no case shall any Underwriter (except as may be provided in any agreement among Underwriters relating to the offering of the Capital Securities) be responsible for any amount in excess of the total discounts and/or commissions received by it with respect to the Capital Securities purchased by such Underwriter under this Agreement and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of the 1933 Act shall have the same rights to contribution as such Underwriter, and each person who controls either of the Offerors within the meaning of either the 1933 Act or the 1934 Exchange Act, each officer or trustee of the Offerors who shall have signed the Registration Statement and each director or trustee of the Offerors shall have the same rights to contribution as the Offerors, subject in each case to clause (y) of this paragraph (e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (e), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph
(d).

         Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers or Trustees of the Offerors submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Offerors and shall survive delivery of the Capital Securities to the Underwriters.

         Section 9. Termination of Agreement.

                  (a) The Representatives may terminate this Agreement, by notice to the Offerors, at any time at or prior to Closing Time or the Option Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Trust or the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Capital Securities or to enforce contracts for the sale of the Capital Securities, or
(iii) if trading in any securities of the Company or the Trust has been suspended or materially limited by the Commission or the applicable exchange, or if trading generally on the New York Stock Exchange, the American Stock Exchange or on the NASDAQ National Market, has been suspended, limited or restricted or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or such system or by order of the Commission, the NASD or any governmental authority, or (iv) if a banking moratorium has been declared by either Federal, New York, North Carolina or Delaware authorities, or (v) if there has been any decrease in the ratings of any of the securities of the Company or of the Capital Securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or if any such organization shall have publicly announced that it has under surveillance or review its rating of any of the Company's securities or any of the Capital Securities.

                  (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and except that Sections 1, 7 and 8 shall survive any such termination and will remain in full force and effect.

         Section 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or the Option Closing Time to purchase the Capital Securities or the Option Capital Securities, as the case may be, that it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the Capital Securities or the Option Capital Securities, as the case may be, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  (b) if the number of Defaulted Securities exceeds 10% of the Capital Securities or the Option Capital Securities, as the case may be, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Offerors shall have the right to postpone Closing Time or the Option Closing Time, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

         Section 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at [ ], attention of [ ]; notices to the Trust and the Company shall be directed to them at Wachovia Corporation, 100 North Main Street, Winston-Salem, North Carolina 27150, attention of Alice Grogan, Esq.

         Section 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Trust, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Trust and the Company and their respective successors and the controlling persons and officers, directors and trustees referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Trust and the Company and their respective successors, and said controlling persons and officers, directors and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Capital Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         Section 13. Governing Law and Time. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

         Section 14. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Trust and the Company in accordance with its terms.

                                        Very truly yours,

                                        WACHOVIA CORPORATION


                                        By:
                                           ------------------------
                                        Title:

                                        WACHOVIA CAPITAL TRUST [  ]


                                        By:
                                           ------------------------
                                        Title: Trustee


                                        By:
                                           ------------------------
                                        Title: Trustee

CONFIRMED AND ACCEPTED,
as of the date first above written:





By:


By:
   ---------------------------
      Authorized Signatory

For themselves and as Representatives of the other
Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                                        Number of
                                                                                         Capital
         Name of Underwriter                                                            Securities
         -------------------                                                            ----------

                            ......................................................

                            ......................................................

                            ......................................................

                            ......................................................

                            ......................................................

                            ......................................................

         Total  ..................................................................

                                   SCHEDULE B


Underwriting Agreement dated [        ], 1998

Registration Statement No.:

Representatives:

Address of Representatives:

Title, Purchase Price and Description of Securities:

         Title:

                  1. The initial public offering price per security for the Capital Securities, determined as provided in said Section 2, shall be
         [       ].

                  2. The purchase price per security for the Capital Securities
         to be paid by the several Underwriters shall be $[    ], being an
         amount equal to the initial public offering price set forth above, plus, in the case of Option Capital Securities, any accrued distributions thereon.

                  3. The compensation per Capital Securities to be paid by the Company to the several Underwriters in respect of their commitments
         hereunder shall be [      ][; provided, however, that the compensation
         per Capital Securities for sales of 10,000 or more Capital Securities
         to a single purchaser shall be [      ].]